Third Quarter 2021 Earnings Call October 29, 2021 David Burritt President and Chief Executive Officer Christie Breves Senior Vice President and Chief Financial Officer Rich Fruehauf Senior Vice President, Chief Strategy and Sustainability Officer Kevin Lewis Vice President, Investor Relations and Corporate FP&A

Forward-looking statements These slides are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation as of and for the third quarter of 2021. They should be read in conjunction with the consolidated financial statements and Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, financial performance, the construction or operation of new or existing facilities, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, changes in global supply and demand conditions and prices for our products, international trade duties and other aspects of international trade policy, the integration of Big River Steel in our existing business, business strategies related to the combined business and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in this report and in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020 and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries, references to “Big River Steel” refer to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context, and “Transtar” refers to Transtar LLC and its direct and indirect subsidiaries unless otherwise indicated by the context. 2 2

Explanation of use of non-GAAP measures We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings (loss), is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the effects of items that include: debt extinguishment, asset impairment, Big River Steel - inventory step-up amortization, Big River Steel - unrealized losses, Big River Steel - acquisition costs, restructuring and other charges, loss on USSE assets held for sale, gain on sale of Transtar, gain on previously held investment in Big River Steel, property sale, reversal of tax valuation allowance, Tubular inventory impairment, uncertain tax positions, gain on previously held investment in UPI, Big River Steel options and forward adjustments and December 24, 2018 Clairton coke making facility fire (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes the effects of certain Adjustment Items. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. A condensed consolidated statement of operations (unaudited), condensed consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for U. S. Steel are attached. 3 3

Continued progress towards Best for AllSM 4 4 ✓ Delivering a quarter of records ✓ Driving significant progress in 2021 ✓ Returning capital to stockholders

Continued progress towards Best for AllSM CURRENT LANDSCAPE CHALLENGES WE FACE SOLUTION PATH FORWARD Continuing record performance in 2021 and bullish for 2022 Delivering on Best for All Transitioning to less capital and carbon intensive business model while becoming the best steel competitor ✓ Mini mill #2 ✓ NGO electrical steel line at Big River Steel ✓ Coating line at Big River Steel ✓ More balanced capital allocation strategy 5 5

Third quarter 2021 highlights
Delivering on Best for All


Safety[1]
0.07
0.42
0.60
USS
Mini mill peer A
Industry benchmark
Enterprise Adj. EBITDA %
34%
32%
~29%
USS
Integrated peer A
Mini mill peers A & B
Mini Mill EBITDA %[2]
42%
30%
28%
BRS
Mini mill peer B
Mini mill peer A
Total Liquidity
$4.5B
$3.8B
$2.3B
$2.2B
USS
Mini mill peer B
Mini mill peer A
Integrated peer A

When we say "Best" … we mean it

United States Steel Corporation

Note: Peer data is calculated based on third quarter company filings. [1] Occupational Safety and Health Administration (OSHA) Days Away from Work is defined as number of days away cases x 200,000 / hours worked. USS is YTD as of Oct. 18, 2021. Mini Mill A is trailing 12 months data. Industry benchmark BLS – Iron & Steel. [2] Big River Steel statistics calculated based off its July 1 – September 30 results, as reflected in the Mini Mill segment. Mini mill competitor data is based on enterprise-level adjusted EBITDA from company filings.

6

Transitioning to a Best for All future Growing competitive advantages LOW-COST IRON ORE MINI MILL STEEL - MAKING BEST-IN- CLASS FINISHING CAPABILITIES Research & innovation Deep customer relationships 7 7 Competitive advantages built on a strong foundation:

Transitioning to a Best for All future Translating iron ore advantage to our EAFs 8 8 Advantaged pig iron strategy through potential strategic partnership Annual production of up to 500k tons Partner would install pig machine at Gary Works Excess iron production at Gary Works to feed pig machine Unique solution to supply Big River Steel Providing nearly 50% of Big River Steel’s other ore-based metallics needs PIG IRON LOW-COST IRON ORE $0 Capital Spending ~500k Tons of Pig Iron Capability Pig iron production expected by 1Q 2023

Transitioning to a Best for All future
Expanding the mini mill steelmaking advantage

~$3B Capital Spending

~3M Tons of Raw Steel Capability

~$650M Run-rate *EBITDA by ‘26*



MINI MILL #2

MINI MILL STEELMAKING

▷ **Comprehensive suite of finishing assets**

AHSS galvanizing / hot-roll galvanizing / painting / slitting

▷ **Expanding our sustainable steel offering**

Reducing our carbon intensity further

▷ **Beginning construction as early as first half 2022**

Purchasing longer lead-time equipment in 2021

United States Steel Corporation

9

Transitioning to a Best for All future
Addressing strategic market growth

~$280M Capital Spending

~325k Tons of Finishing Capability

~$60M Run-rate *EBITDA by '26*



COATING LINE

BEST-IN-CLASS FINISHING CAPABILITY

Expanding our presence in value-add construction

Galvalume steel for exposed building panels and other high-end applications

Improving our product mix in strategic markets

Hot-dipped galvanizing steel for appliance, automotive, and construction

By output mix:


BRS

- Galvalume (75%)
- Galvanize (25%)

United States Steel Corporation

10

Transitioning to a Best for All future Returning capital to stockholders Reinstating $0.05/share quarterly dividend Authorizing $300 million stock repurchase program Continued strong free cash flow generation Potential non-core asset sales, including real estate Potential exercise of Stelco’s $500 million iron ore JV option; window open through January 2027 Additional buybacks could be driven by: Direct returns to stockholders: 11 11

• Total third quarter adjusted EBITDA1 of $2.0 billion; record EBITDA and EBITDA margin • ~$1.3B of free cash flow in the quarter • Transformed balance sheet • Returning capital to stockholders $703 $1,135 3Q 20212Q 2021 Flat-rolled Segment EBITDA1 $ Millions EBITDA1 Margin: 23% 32% U. S. Steel Europe Segment EBITDA1 $ Millions EBITDA1 Margin: 22% 33% Tubular Segment EBITDA1 $ Millions EBITDA1 Margin: 6% 5% Strong third quarter performance Financial highlights $11 $11 2Q 2021 3Q 2021 $232 $418 3Q 20212Q 2021 $324 $464 2Q 2021 3Q 2021 Mini-Mill Segment EBITDA1 $ Millions EBITDA1 Margin: 42%36% 1 Earnings before interest, income taxes, depreciation and amortization. Note: For reconciliation of non-GAAP amounts see Appendix. 12 12

2022 Outlook • Signing successful customer contracts • Creating value for stockholders • Delivering value for customers 13

Q&A Big River Steel – Non-grain Oriented Electrical Steel Line Construction

Closing Remarks

Reconciliation of segment EBITDA Flat-rolled ($millions) 2Q 2021 3Q 2021 Segment (loss) earnings before interest and income taxes $579 $1,015 Depreciation 124 120 Flat-rolled Segment EBITDA $703 $1,135 U. S. Steel Europe ($ millions) 2Q 2021 3Q 2021 Segment (loss) earnings before interest and income taxes $207 $394 Depreciation 25 24 U. S. Steel Europe Segment EBITDA $232 $418 Tubular ($ millions) 2Q 2021 3Q 2021 Segment (loss) earnings before interest and income taxes $0 $0 Depreciation 11 11 Tubular Segment EBITDA $11 $11 Other ($ millions) 2Q 2021 3Q 2021 Segment (loss) earnings before interest and income taxes $14 ($2) Depreciation 2 1 Other Segment EBITDA $16 ($1) Mini Mill ($ millions) 2Q 2021 3Q 2021 Segment (loss) earnings before interest and income taxes $284 $424 Depreciation 40 40 Mini Mill Segment EBITDA $324 $464 16

Reconciliation of adjusted EBITDA ($ millions) 2Q 2021 3Q 2021 Reported net (loss) earnings attributable to U. S. Steel $1,012 $2,002 Income tax provision (benefit) (37) 260 Net interest and other financial costs 59 80 Reported (loss) earnings before interest and income taxes $1,034 $2,342 Depreciation, depletion and amortization expense 202 196 EBITDA $1,236 $2,538 Asset impairment charges 28 ─ Restructuring and other charges 31 ─ Big River Steel unrealized losses 6 (12) Property sale (15) ─ Loss on USSE assets held for sale ─ 7 Gain on sale of Transtar ─ (506) Adjusted EBITDA $1,286 $2,027 17

INVESTOR RELATIONS Kevin Lewis Vice President 412-433-6935 klewis@uss.com Eric Linn Director 412-433-2385 eplinn@uss.com www.ussteel.com